Commitments related to operational activities	12 Months Ended
Dec. 31, 2025
Commitments related to operational activities
Commitments related to operational activities

Note 26. Commitments related to operational activities

Obligations under the terms of subcontracting agreements

In the ordinary course of its business, the Company enters into agreements with CROs for clinical trials, as well as with contract manufacturing organizations (‘CMOs’) for clinical and commercial supply manufacturing, commercial and pre-commercial activities, research and development activities and other services and products for operating purposes. The Company’s agreements generally provide for termination with specified periods of advance notice.

Such agreements are generally cancellable contracts and are not included in the description of the Company’s contractual obligations and commitments.

Commitments given and received

The table below sets out the amount of commitments entered into by the Company:

	December 31,	December 31,	December 31,
(in thousands of euros)	2023	2024	2025
CRO(1)	183,366	156,870	93,553
CMO	5,733	5,332	7,464
Lease	8,595	6,570	1,041
Others	23,442	18,476	31,576
Total commitments given	221,136	187,248	133,633
Agreements concerning the provision of facilities	260	326	383
Total commitments received	260	326	383

(1)Including CRO with Pharmaceutical Research Associates B.V.

Contract CRO with Pharmaceutical Research Associates Group B.V.

In April 2021, in connection with the NATiV3 Phase III trial in MASH, the Company entered into an agreement, with retroactive effect in January 2021, with PRA, acting as a CRO. The contract aims to support the regulatory approval of lanifibranor in adult patients in Europe and in the United States.

The Company also entered into a CRO agreement with PRA in connection with the LEGEND Phase IIa clinical trial, effective January 14, 2022. Under the terms of the agreement, PRA will conduct a clinical trial to evaluate the benefit for patients of the combination of lanifibranor with empagliflozin, an SGLT2 inhibitor, in patients with T2D and non-cirrhotic MASH. The commitment to PRA under this agreement amounts to an aggregate of €13.3 million.

On June 26, 2023, in connection with the NATiV3 Phase III trial in MASH, the Company entered into a new amendment to the April 2021 agreement with retroactive effect as of January 2021 with PRA. The amendment updates the provisions relating to study information following changes to the trial protocol.

In December 2025, the Company entered into a new amendment, with retroactive effect as of December 12, 2023. Including this new amendment, the overall commitment to PRA for the NATiV3 study amounts to €277.6 million, with a bonus or malus of €0.7 million. The commitment includes €23.9 million allocated specifically to the China region. The budget for the Company (outside China) remains unchanged, but the timing and deliverables were clarified in the updated milestone schedule. All other contractual terms remain unchanged.

As of December 31, 2025, the amount remaining to be paid under the contract is €88.4 million.

Others

The €31.6 million in “Other” commitments given as of the end of 2025 (compared to €18.5 million as of the end of 2024) correspond to purchase orders placed with suppliers (excluding CROs, CMOs, and lessors), for which a commitment had been made as of the end of the period. On December 31, 2025, this includes a €6.9 million commitment with the supplier Fisher Clinical compared to €9.8 million on December 31, 2024, and a €5.1 million commitment with the supplier Marken SAS which amount was nil as of December 31, 2024. Fisher Clinical is responsible for packaging and clinical supply for the NATiV3 trial and handles the distribution of treatment kits containing either the active product lanifibranor or a placebo, intended for investigator sites and patients. Marken SAS provides home healthcare laboratory study visits for patients enrolled in the NATiV3 Study.